Exhibit 99

Chemed Reports Third-Quarter 2015 Results

CINCINNATI--(BUSINESS WIRE)--October 22, 2015--Chemed Corporation (Chemed) (NYSE:CHE), which operates VITAS Healthcare Corporation (VITAS), the nation’s largest provider of end-of-life care, and Roto-Rooter, the nation’s largest commercial and residential plumbing and drain cleaning services provider, reported financial results for its third quarter ended September 30, 2015, versus the comparable prior-year period, as follows:

Consolidated operating results:

  Revenue increased 7.8% to $386 million
  GAAP Diluted EPS increased 18.7% to $1.65
  Adjusted Diluted EPS increased 20.3% to $1.78

VITAS segment operating results:

  Net Patient Revenue of $285 million, an increase of 7.4%
  Average Daily Census (ADC) of 15,722, an increase of 7.4%
  Admissions of 16,131, an increase of 3.1%
  Net Income, including litigation costs, of $25.7 million, an increase of 19.1%
  Adjusted EBITDA of $45.3 million, an increase of 18.2%
  Adjusted EBITDA margin of 15.9%, an increase of 145 basis points

Roto-Rooter segment operating results:

  Revenue of $101 million, an increase of 8.8%
  Net Income of $11.0 million, an increase of 11.3%
  Adjusted EBITDA of $19.8 million, an increase of 14.6%
  Adjusted EBITDA margin of 19.5%, an increase of 98 basis points

VITAS

Net revenue for VITAS was $285 million in the third quarter of 2015, which is an increase of $19.6 million, or 7.4%, when compared to the prior-year period. This revenue increase is comprised of an average Medicare reimbursement rate increase of approximately 1.4%, a 7.4% increase in average daily census, offset by level of care and geographic mix shift, when compared to the prior year.

In the third quarter of 2015, VITAS did not record any adjustments in estimated Medicare Cap billing limitations. This compares to $2.5 million of Medicare Cap billing limitations recorded in the third quarter of 2014.

At September 30, 2015, VITAS had 34 Medicare provider numbers, none of which has an estimated 2015 Medicare Cap billing limitation.

Of VITAS’ 34 unique Medicare provider numbers, 32 provider numbers have a Medicare Cap cushion of 10% or greater for the 2015 Medicare Cap period, one provider number has a cap cushion between 5% and 10% and one provider number has a cap cushion between 0% and 5%. VITAS generated an aggregate cap cushion of $302 million during the trailing twelve-month period.

Average revenue per patient per day in the quarter, excluding the impact of Medicare Cap, was $197.04, which is 0.9% below the prior-year period. Routine home care reimbursement and high acuity care averaged $164.22 and $699.04, respectively. During the quarter, high acuity days of care were 6.1% of total days of care, 54 basis points less than the prior-year quarter.

The third quarter of 2015 gross margin, excluding the impact of Medicare Cap, was 23.3%, which is 64 basis points above the third quarter of 2014.

Selling, general and administrative expense was $22.2 million in the third quarter of 2015, which is an increase of 10.0% when compared to the prior-year quarter. Adjusted EBITDA, excluding Medicare Cap, totaled $45.3 million in the quarter, an increase of 11.0% over the prior-year period. Adjusted EBITDA margin, excluding the impact from Medicare Cap, was 15.9% in the quarter which is 65 basis points favorable to the prior-year period.

Roto-Rooter

Roto-Rooter generated sales of $101 million for the third quarter of 2015, an increase of $8.2 million, or 8.8%, over the prior-year quarter. Water restoration accounted for $2.8 million of this revenue growth, with water and flood remediation services aggregating $8.2 million in the quarter.

Roto-Rooter’s gross margin in the quarter was 47.1%, a 13 basis point improvement when compared to the third quarter of 2014. Adjusted EBITDA in the third quarter of 2015 totaled $19.8 million, an increase of 14.6%, and the Adjusted EBITDA margin was 19.5% in the quarter, 98 basis points higher than the prior year.

Chemed Consolidated

As of September 30, 2015, Chemed had total cash and cash equivalents of $38 million and debt of $138 million.

In June 2014 Chemed entered into a five-year Amended and Restated Credit Agreement that consisted of a $100 million amortizable term loan and a $350 million revolving credit facility. The interest rate on this facility has a floating rate that is currently LIBOR plus 112.5 basis points. At September 30, 2015, the Company had approximately $268 million of undrawn borrowing capacity under this credit agreement.

Capital expenditures through September 30, 2015, aggregated $30.2 million and compares to depreciation and amortization during the same period of $26.1 million.

The Company repurchased $18.2 million of Chemed stock during the quarter. This equates to 135,765 shares of Chemed stock repurchased at an average cost of $134.28. Chemed currently has $63.8 million of authorization remaining under this share repurchase plan.

Guidance for 2015

Full-year 2015 revenue growth for VITAS, prior to Medicare Cap, is estimated to be in the range of 4% to 5%. Admissions in 2015 are estimated to increase 4% to 5% and full-year Adjusted EBITDA margin, prior to Medicare Cap, is estimated to be 14% to 15%. Medicare Cap billing limitations for calendar year 2015 are estimated to be $1.0 million.

Roto-Rooter is forecasted to achieve full-year 2015 revenue growth of 6% to 7%. This revenue estimate is based upon continued expansion in water restoration services coupled with increased job pricing of approximately 1%. Adjusted EBITDA margin for 2015 is forecasted to be in the range of 19.5% to 20.0%.

Management estimates that full-year 2015 adjusted earnings per diluted share, which excludes non-cash expense for stock options, costs related to litigation, and other discrete items, will be in the range of $6.75 to $6.80. This compares to Chemed’s 2014 reported adjusted earnings per diluted share of $6.07.

Conference Call

Chemed will host a conference call and webcast at 10 a.m., ET, on Friday, October 23, 2015, to discuss the Company's quarterly results and to provide an update on its business. The dial-in number for the conference call is (877) 703-6103 for U.S. and Canadian participants and (857) 244-7302 for international participants. The participant passcode is 66337784. A live webcast of the call can be accessed on Chemed's website at www.chemed.com by clicking on Investor Relations Home.

A taped replay of the conference call will be available beginning approximately 24 hours after the call's conclusion. It can be accessed by dialing (888) 286-8010 for U.S. and Canadian callers and (617) 801-6888 for international callers and will be available for one week following the live call. The replay pass code is 92492254. An archived webcast will also be available at www.chemed.com.

Chemed Corporation operates in the healthcare field through its VITAS Healthcare Corporation subsidiary. VITAS provides daily hospice services to over 15,000 patients with severe, life-limiting illnesses. This type of care is focused on making the terminally ill patient's final days as comfortable and pain-free as possible.

Chemed operates in the residential and commercial plumbing and drain cleaning industry under the brand name Roto-Rooter. Roto-Rooter provides plumbing and drain service through company-owned branches, independent contractors and franchisees in the United States and Canada. Roto-Rooter also has licensed master franchisees in the republics of Indonesia and Singapore, and the Philippines.

This press release contains information about Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS, which are not measures derived in accordance with GAAP and which exclude components that are important to understanding Chemed’s financial performance. In reporting its operating results, Chemed provides EBITDA, Adjusted EBITDA and Adjusted Diluted EPS measures to help investors and others evaluate the Company’s operating results, compare its operating performance with that of similar companies that have different capital structures and evaluate its ability to meet its future debt service, capital expenditures and working capital requirements. Chemed’s management similarly uses EBITDA, Adjusted EBITDA and Adjusted Diluted EPS to assist it in evaluating the performance of the Company across fiscal periods and in assessing how its performance compares to its peer companies. These measures also help Chemed’s management to estimate the resources required to meet Chemed’s future financial obligations and expenditures. Chemed’s EBITDA, Adjusted EBITDA and Adjusted Diluted EPS should not be considered in isolation or as a substitute for comparable measures calculated and presented in accordance with GAAP. We calculated Adjusted EBITDA Margin by dividing Adjusted EBITDA by service revenue and sales. A reconciliation of Chemed’s net income to its EBITDA, Adjusted EBITDA and Adjusted Diluted EPS is presented in the tables following the text of this press release.

Forward-Looking Statements

Certain statements contained in this press release and the accompanying tables are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The words "believe," "expect," "hope," "anticipate," "plan" and similar expressions identify forward-looking statements, which speak only as of the date the statement was made. Chemed does not undertake and specifically disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These statements are based on current expectations and assumptions and involve various risks and uncertainties, which could cause Chemed's actual results to differ from those expressed in such forward-looking statements.

These risks and uncertainties arise from, among other things, possible changes in regulations governing the hospice care or plumbing and drain cleaning industries; periodic changes in reimbursement levels and procedures under Medicare and Medicaid programs; difficulties predicting patient length of stay and estimating potential Medicare reimbursement obligations; challenges inherent in Chemed's growth strategy; the current shortage of qualified nurses, other healthcare professionals and licensed plumbing and drain cleaning technicians; Chemed’s dependence on patient referral sources; and other factors detailed under the caption "Description of Business by Segment" or "Risk Factors" in Chemed’s most recent report on form 10-Q or 10-K and its other filings with the Securities and Exchange Commission. You are cautioned not to place undue reliance on such forward-looking statements and there are no assurances that the matters contained in such statements will be achieved.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF INCOME
(in thousands, except per share data)(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Service revenues and sales	$386,226	$358,389	$1,144,799	$1,076,871
Cost of services provided and goods sold	272,089	256,445	811,637	771,271
Selling, general and administrative expenses (aa)	55,197	53,566	171,779	162,886
Depreciation	8,075	7,450	24,189	21,871
Amortization	737	717	1,895	2,461
Total costs and expenses	336,098	318,178	1,009,500	958,489
Income from operations	50,128	40,211	135,299	118,382
Interest expense	(908)	(980)	(2,846)	(7,224)
Other income/(expense)--net (bb)	(2,355)	705	(1,256)	2,277
Income before income taxes	46,865	39,936	131,197	113,435
Income taxes	(18,032)	(15,351)	(50,852)	(43,913)
Net income	$28,833	$24,585	$80,345	$69,522

Earnings Per Share
Net income	$1.71	$1.44	$4.76	$4.03
Average number of shares outstanding	16,865	17,039	16,887	17,263

Diluted Earnings Per Share
Net income	$1.65	$1.39	$4.61	$3.87
Average number of shares outstanding	17,422	17,627	17,430	17,968

(aa)	Selling, general and administrative ("SG&A") expenses comprise (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
SG&A expenses before the impact of market
gain/(losses) related to deferred compensation
plans, long-term incentive compensation
and O.I.G. expenses	$55,010	$51,218	$165,067	$156,582
Market value gains/(losses) related to deferred
compensation plans	(2,328)	896	(880)	2,708
Long-term incentive compensation	1,364	1,002	3,755	1,988
O.I.G. expenses	1,151	450	3,837	1,608
Total SG&A expenses	$55,197	$53,566	$171,779	$162,886

(bb)	Other income/(expense)--net comprises (in thousands):
	Three Months Ended September 30,		Nine Months Ended September 30,
	2015	2014	2015	2014
Market value gains/(losses) related to deferred
compensation plans	$(2,328)	$896	$(880)	$2,708
Loss on disposal of property and equipment	(116)	(167)	(131)	(493)
Interest income	77	(13)	207	(5)
Other	12	(11)	(452)	67
Total other income/(expense)--net	$(2,355)	$705	$(1,256)	$2,277

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED BALANCE SHEET
(in thousands, except per share data)(unaudited)

	September 30,
	2015	2014
Assets
Current assets
Cash and cash equivalents	$38,450	$18,562
Accounts receivable less allowances	123,665	132,340
Inventories	6,545	6,385
Current deferred income taxes	17,323	14,543
Prepaid income taxes	3,299	3,488
Prepaid expenses	11,493	13,420
Total current assets	200,775	188,738
Investments of deferred compensation plans held in trust	49,951	47,780
Properties and equipment, at cost less accumulated depreciation	111,221	101,845
Identifiable intangible assets less accumulated amortization	55,834	56,158
Goodwill	472,407	466,844
Other assets	7,450	8,143
Total Assets	$897,638	$869,508

Liabilities
Current liabilities
Accounts payable	$52,468	$57,067
Current portion of long-term debt	7,500	20,425
Income taxes	736	4,608
Accrued insurance	42,356	39,927
Accrued compensation	59,533	50,412
Accrued legal	1,698	685
Other current liabilities	22,472	24,131
Total current liabilities	186,763	197,255
Deferred income taxes	29,370	27,853
Long-term debt	130,625	153,125
Deferred compensation liabilities	49,282	47,736
Other liabilities	13,022	11,108
Total Liabilities	409,062	437,077

Stockholders' Equity
Capital stock	33,816	33,199
Paid-in capital	581,342	528,973
Retained earnings	839,979	745,077
Treasury stock, at cost	(968,946)	(877,067)
Deferred compensation payable in Company stock	2,385	2,249
Total Stockholders' Equity	488,576	432,431
Total Liabilities and Stockholders' Equity	$897,638	$869,508

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATED STATEMENT OF CASH FLOWS
(in thousands)(unaudited)

	Nine Months Ended September 30,
	2015	2014
Cash Flows from Operating Activities
Net income	$80,345	$69,522
Adjustments to reconcile net income to net cash provided
by operating activities:
Depreciation and amortization	26,084	24,332
Provision for uncollectible accounts receivable	11,100	9,573
Noncash long-term incentive compensation	3,755	1,988
Stock option expense	3,600	3,430
Provision for deferred income taxes	(2,694)	5,630
Amortization of debt issuance costs	392	697
Amortization of discount on convertible notes	-	3,392
Changes in operating assets and liabilities, excluding
amounts acquired in business combinations:
Increase in accounts receivable	(10,110)	(50,027)
Decrease/(increase) in inventories	(373)	318
Decrease in prepaid expenses	68	4,398
Increase/(decrease) in accounts payable
and other current liabilities	5,956	(29,680)
Increase in income taxes	3,049	8,186
Increase in other assets	(605)	(3,138)
Increase in other liabilities	524	5,370
Excess tax benefit on share-based compensation	(8,474)	(3,737)
Other sources	467	755
Net cash provided by operating activities	113,084	51,009
Cash Flows from Investing Activities
Capital expenditures	(30,194)	(31,745)
Business combinations, net of cash acquired	(6,614)	(250)
Other sources	396	189
Net cash used by investing activities	(36,412)	(31,806)
Cash Flows from Financing Activities
Payments on revolving line of credit	(108,200)	(233,800)
Proceeds from revolving line of credit	103,200	308,600
Purchases of treasury stock	(36,682)	(99,103)
Dividends paid	(11,542)	(10,558)
Capital stock surrendered to pay taxes on stock-based compensation	(11,226)	(6,121)
Proceeds from exercise of stock options	11,193	22,123
Excess tax benefit on share-based compensation	8,474	3,737
Payments on other long-term debt	(4,375)	(188,206)
Increase/(decrease) in cash overdrafts payable	(1,745)	22,233
Proceeds from other long-term debt	-	100,000
Retirement of warrants	-	(2,645)
Debt issuances costs	-	(939)
Other sources/(uses)	(1,451)	(380)
Net cash used by financing activities	(52,354)	(85,059)
Increase/(Decrease) in Cash and Cash Equivalents	24,318	(65,856)
Cash and cash equivalents at beginning of year	14,132	84,418
Cash and cash equivalents at end of period	$38,450	$18,562

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2015
Service revenues and sales	$285,008	$101,218	$-	$386,226
Cost of services provided and goods sold	218,528	53,561	-	272,089
Selling, general and administrative expenses (a)	22,241	27,437	5,519	55,197
Depreciation	4,631	3,300	144	8,075
Amortization	186	172	379	737
Total costs and expenses	245,586	84,470	6,042	336,098
Income/(loss) from operations	39,422	16,748	(6,042)	50,128
Interest expense (a)	(54)	(80)	(774)	(908)
Intercompany interest income/(expense)	1,979	858	(2,837)	-
Other income/(expense)—net	(11)	(15)	(2,329)	(2,355)
Income/(loss) before income taxes	41,336	17,511	(11,982)	46,865
Income taxes (a)	(15,613)	(6,550)	4,131	(18,032)
Net income/(loss)	$25,723	$10,961	$(7,851)	$28,833

2014
Service revenues and sales	$265,384	$93,005	$-	$358,389
Cost of services provided and goods sold	207,105	49,340	-	256,445
Selling, general and administrative expenses (b)	20,224	25,682	7,660	53,566
Depreciation	4,530	2,772	148	7,450
Amortization	205	114	398	717
Total costs and expenses	232,064	77,908	8,206	318,178
Income/(loss) from operations	33,320	15,097	(8,206)	40,211
Interest expense (b)	(55)	(87)	(838)	(980)
Intercompany interest income/(expense)	1,660	760	(2,420)	-
Other income/(expense)—net	(189)	(2)	896	705
Income/(loss) before income taxes	34,736	15,768	(10,568)	39,936
Income taxes (b)	(13,143)	(5,920)	3,712	(15,351)
Net income/(loss)	$21,593	$9,848	$(6,856)	$24,585

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2015
Service revenues and sales	$831,081	$313,718	$-	$1,144,799
Cost of services provided and goods sold	646,801	164,836	-	811,637
Selling, general and administrative expenses (a)	66,449	84,439	20,891	171,779
Depreciation	14,141	9,598	450	24,189
Amortization	523	408	964	1,895
Total costs and expenses	727,914	259,281	22,305	1,009,500
Income/(loss) from operations	103,167	54,437	(22,305)	135,299
Interest expense (a)	(164)	(274)	(2,408)	(2,846)
Intercompany interest income/(expense)	5,461	2,501	(7,962)	-
Other income/(expense)—net	(395)	19	(880)	(1,256)
Income/(loss) before income taxes	108,069	56,683	(33,555)	131,197
Income taxes (a)	(41,230)	(21,561)	11,939	(50,852)
Net income/(loss)	$66,839	$35,122	$(21,616)	$80,345

2014
Service revenues and sales	$789,822	$287,049	$-	$1,076,871
Cost of services provided and goods sold	618,315	152,956	-	771,271
Selling, general and administrative expenses (b)	62,939	78,569	21,378	162,886
Depreciation	13,709	7,732	430	21,871
Amortization	829	397	1,235	2,461
Total costs and expenses	695,792	239,654	23,043	958,489
Income/(loss) from operations	94,030	47,395	(23,043)	118,382
Interest expense (b)	(167)	(295)	(6,762)	(7,224)
Intercompany interest income/(expense)	4,520	2,090	(6,610)	-
Other income/(expense)—net	(577)	137	2,717	2,277
Income/(loss) before income taxes	97,806	49,327	(33,698)	113,435
Income taxes (b)	(37,161)	(18,728)	11,976	(43,913)
Net income/(loss)	$60,645	$30,599	$(21,722)	$69,522

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2015
Net income/(loss)	$25,723	$10,961	$(7,851)	$28,833
Add/(deduct):
Interest expense	54	80	774	908
Income taxes	15,613	6,550	(4,131)	18,032
Depreciation	4,631	3,300	144	8,075
Amortization	186	172	379	737
EBITDA	46,207	21,063	(10,685)	56,585
Add/(deduct):
Intercompany interest expense/(income)	(1,979)	(858)	2,837	-
Interest income	(68)	(9)	-	(77)
Expenses related to OIG investigation	1,151	-	-	1,151
Advertising cost adjustment (c)	-	(456)	-	(456)
Acquisition expenses	-	30	-	30
Long-term incentive compensation	-	-	1,364	1,364
Stock option expense	-	-	813	813
Adjusted EBITDA	$45,311	$19,770	$(5,671)	$59,410

2014
Net income/(loss)	$21,593	$9,848	$(6,856)	$24,585
Add/(deduct):
Interest expense	55	87	838	980
Income taxes	13,143	5,920	(3,712)	15,351
Depreciation	4,530	2,772	148	7,450
Amortization	205	114	398	717
EBITDA	39,526	18,741	(9,184)	49,083
Add/(deduct):
Intercompany interest expense/(income)	(1,660)	(760)	2,420	-
Interest income	23	(9)	(1)	13
Expenses related to OIG investigation	450	-	-	450
Net recoveries related to litigation settlements	-	(234)	-	(234)
Advertising cost adjustment (c)	-	(483)	-	(483)
Long-term incentive compensation	-	-	1,002	1,002
Stock option expense	-	-	977	977
Expenses of securities litigation	-	-	138	138
Adjusted EBITDA	$38,339	$17,255	$(4,648)	$50,946

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
CONSOLIDATING SUMMARY OF EBITDA
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014
(in thousands)(unaudited)

				Chemed
	VITAS	Roto-Rooter	Corporate	Consolidated
2015
Net income/(loss)	$66,839	$35,122	$(21,616)	$80,345
Add/(deduct):
Interest expense	164	274	2,408	2,846
Income taxes	41,230	21,561	(11,939)	50,852
Depreciation	14,141	9,598	450	24,189
Amortization	523	408	964	1,895
EBITDA	122,897	66,963	(29,733)	160,127
Add/(deduct):
Intercompany interest expense/(income)	(5,461)	(2,501)	7,962	-
Interest income	(179)	(27)	(1)	(207)
Expenses related to OIG investigation	3,837	-	-	3,837
Advertising cost adjustment (c)	-	(1,367)	-	(1,367)
Acquisition expenses	-	161	-	161
Net expenses related to litigation settlements	-	5	-	5
Long-term incentive compensation	-	-	3,755	3,755
Stock option expense	-	-	3,600	3,600
Expenses of securities litigation	-	-	37	37
Adjusted EBITDA	$121,094	$63,234	$(14,380)	$169,948

2014
Net income/(loss)	$60,645	$30,599	$(21,722)	$69,522
Add/(deduct):
Interest expense	167	295	6,762	7,224
Income taxes	37,161	18,728	(11,976)	43,913
Depreciation	13,709	7,732	430	21,871
Amortization	829	397	1,235	2,461
EBITDA	112,511	57,751	(25,271)	144,991
Add/(deduct):
Intercompany interest expense/(income)	(4,520)	(2,090)	6,610	-
Interest income	43	(28)	(10)	5
Expenses related to OIG investigation	1,608	-	-	1,608
Net expenses/(recoveries) related to litigation settlements	113	(9)	-	104
Acquisition expenses	1	-	-	1
Advertising cost adjustment (c)	-	(1,623)	-	(1,623)
Stock option expense	-	-	3,430	3,430
Long-term incentive compensation	-	-	1,988	1,988
Expenses of securities litigation	-	-	327	327
Adjusted EBITDA	$109,756	$54,001	$(12,926)	$150,831

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
RECONCILIATION OF ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE
(in thousands, except per share data)(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2015	2014	2015	2014
Net income as reported	$28,833	$24,585	$80,345	$69,522

Add/(deduct) after-tax costs of:
Long-term incentive compensation	863	634	2,375	1,258
Net expenses related to OIG investigation	711	279	2,369	997
Stock option expense	509	615	2,268	2,159
Acquisition expenses	18	-	98	1
Net expenses/(recoveries) related to litigation settlements	-	(143)	3	64
Securities litigation	-	88	-	207
Litigation settlements	-	-	23	-
Additional interest expense resulting from the change in
accounting for the conversion feature of the convertible notes	-	-	-	2,143

Adjusted net income	$30,934	$26,058	$87,481	$76,351

Diluted Earnings Per Share As Reported
Net income	$1.65	$1.39	$4.61	$3.87
Average number of shares outstanding	17,422	17,627	17,430	17,968

Adjusted Diluted Earnings Per Share
Net income	$1.78	$1.48	$5.02	$4.28
Adjusted average number of shares outstanding (e)	17,422	17,627	17,430	17,833

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
OPERATING STATISTICS FOR VITAS SEGMENT
(unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
OPERATING STATISTICS	2015	2014	2015	2014
Net revenue ($000) (d)
Homecare	$222,952	$204,965	$640,867	$600,780
Inpatient	24,271	25,012	76,485	77,037
Continuous care	37,785	37,907	113,564	113,801
Total before Medicare cap allowance	285,008	267,884	830,916	791,618
Medicare cap allowance	-	(2,500)	165	(1,796)
Total	$285,008	$265,384	$831,081	$789,822
Net revenue as a percent of total before Medicare cap allowance
Homecare	78.2%	76.5%	77.1%	75.9%
Inpatient	8.5	9.3	9.2	9.7
Continuous care	13.3	14.2	13.7	14.4
Total before Medicare cap allowance	100.0	100.0	100.0	100.0
Medicare cap allowance	-	(0.9)	-	(0.2)
Total	100.0%	99.1%	100.0%	99.8%
Average daily census ("ADC") (days)
Homecare	11,607	10,662	11,259	10,562
Nursing home	3,150	2,999	3,026	2,940
Routine homecare	14,757	13,661	14,285	13,502
Inpatient	404	417	424	429
Continuous care	561	561	571	568
Total	15,722	14,639	15,280	14,499

Total Admissions	16,131	15,653	50,082	47,777
Total Discharges	15,949	15,460	48,979	47,139
Average length of stay (days)	78.6	83.7	78.9	82.4
Median length of stay (days)	16.0	15.0	15.0	15.0
ADC by major diagnosis
Cerebro	28.8%	18.5%	28.6%	15.1%
Neurological	22.9	32.7	23.3	35.0
Cancer	16.6	17.3	16.7	17.4
Cardio	17.4	17.6	17.5	16.6
Respiratory	7.9	8.0	7.9	7.9
Other	6.4	5.9	6.0	8.0
Total	100.0%	100.0%	100.0%	100.0%
Admissions by major diagnosis
Cerebro	18.7%	13.5%	18.8%	9.3%
Neurological	12.5	18.2	12.3	20.6
Cancer	33.3	34.0	32.1	33.3
Cardio	14.5	15.2	15.3	14.8
Respiratory	9.2	9.1	10.0	9.5
Other	11.8	10.0	11.5	12.5
Total	100.0%	100.0%	100.0%	100.0%
Direct patient care margins (f)
Routine homecare	53.7%	53.8%	52.9%	53.4%
Inpatient	3.8	4.9	6.1	5.4
Continuous care	15.7	17.4	16.1	17.2
Homecare margin drivers (dollars per patient day)
Labor costs	$54.92	$53.65	$56.14	$54.31
Drug costs	6.64	6.64	6.70	7.04
Home medical equipment	6.66	6.68	6.55	6.69
Medical supplies	2.81	3.22	2.93	3.20
Inpatient margin drivers (dollars per patient day)
Labor costs	$355.30	$345.18	$347.52	$344.05
Continuous care margin drivers (dollars per patient day)
Labor costs	$569.39	$584.99	$591.26	$586.60
Bad debt expense as a percent of revenues	1.0%	1.0%	1.0%	1.0%
Accounts receivable --
Days of revenue outstanding- excluding unapplied Medicare payments	38.1	38.1	n.a.	n.a.
Days of revenue outstanding- including unapplied Medicare payments	32.3	36.3	n.a.	n.a.

The "Footnotes to Financial Statements" are integral parts of this financial information.

CHEMED CORPORATION AND SUBSIDIARY COMPANIES
FOOTNOTES TO FINANCIAL STATEMENTS
FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014
(unaudited)

(a)	Included in the results of operations 2015 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2015
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(1,151)	$-	$-	$(1,151)
	Acquisition expenses	-	(30)	-	(30)
	Long-term incentive compensation	-	-	(1,364)	(1,364)
	Stock option expense	-	-	(813)	(813)
	Pretax impact on earnings	(1,151)	(30)	(2,177)	(3,358)
	Income tax benefit/(cost) on the above	440	12	805	1,257
	After-tax impact on earnings	$(711)	$(18)	$(1,372)	$(2,101)

		Nine Months Ended September 30, 2015
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(3,837)	$-	$-	$(3,837)
	Acquisition expenses	-	(161)	-	(161)
	Net recoveries/(expenses) related to litigation settlements	-	(5)	-	(5)
	Long-term incentive compensation	-	-	(3,755)	(3,755)
	Stock option expense	-	-	(3,600)	(3,600)
	Expenses of securities litigation	-	-	(37)	(37)
	Pretax impact on earnings	(3,837)	(166)	(7,392)	(11,395)
	Income tax benefit/(cost) on the above	1,468	65	2,726	4,259
	After-tax impact on earnings	$(2,369)	$(101)	$(4,666)	$(7,136)

(b)	Included in the results of operations 2014 are the following significant credits/(charges) which may not be indicative of ongoing operations
	(in thousands):
		Three Months Ended September 30, 2014
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(450)	$-	$-	$(450)
	Net recoveries related to litigation settlements	-	234	-	234
	Long-term incentive compensation	-	-	(1,002)	(1,002)
	Stock option expense	-	-	(977)	(977)
	Expenses of securities litigation	-	-	(138)	(138)
	Pretax impact on earnings	(450)	234	(2,117)	(2,333)
	Income tax benefit/(cost) on the above	171	(91)	780	860
	After-tax impact on earnings	$(279)	$143	$(1,337)	$(1,473)

		Nine Months Ended September 30, 2014
		VITAS	Roto-Rooter	Corporate	Consolidated
	Selling, general and administrative expenses:
	Expenses related to OIG investigation	$(1,608)	$-	$-	$(1,608)
	Net recoveries/(expenses) related to litigation settlements	(113)	9	-	(104)
	Acquisition expenses	(1)	-	-	(1)
	Stock option expense	-	-	(3,430)	(3,430)
	Long-term incentive compensation	-	-	(1,988)	(1,988)
	Expenses of securities litigation	-	-	(327)	(327)
	Interest expense:
	Additional interest expense resulting from the change in accounting
	for the conversion feature of the convertible notes	-	-	(3,389)	(3,389)
	Pretax impact on earnings	(1,722)	9	(9,134)	(10,847)
	Income tax benefit/(cost) on the above	654	(3)	3,367	4,018
	After-tax impact on earnings	$(1,068)	$6	$(5,767)	$(6,829)

(c)

Under Generally Accepted Accounting Principles ("GAAP"), the Roto-Rooter segment expenses all advertising, including the cost of telephone directories, immediately upon the initial release of the advertising. Telephone directories are generally in circulation 12 months. If a directory is in circulation for a time period greater or less than 12 months, the publisher adjusts the directory billing for the change in billing period. The timing of when a telephone directory is published can and does fluctuate significantly on a quarterly basis. This "direct expensing" results in significant fluctuations in quarterly advertising expense. In the third quarters of 2015 and 2014, GAAP advertising expense for Roto-Rooter totaled $6,028,000 and $5,606,000, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the third quarters of 2015 and 2014 would total $6,484,000 and $6,089,000, respectively.

Similarly, for the first nine months of 2015 and 2014, GAAP advertising expense for Roto-Rooter totaled $18,486,000 and $18,208,00, respectively. If the expense of the telephone directories were spread over the periods they are in circulation, advertising expense for the first nine months of 2015 and 2014 would total $19,853,000 and $19,831,000, respectively.

(d)

VITAS has nine large (greater than 450 ADC), 18 medium (greater than 200 but less than 450 ADC) and 20 small (less than 200 ADC) hospice programs. For the current Medicare cap year there are no programs with a cap liability and two programs with a Medicare cap cushion of less than 10%.

(e)	Adjusted diluted average shares outstanding excludes the estimated dilutive impact of the convertible notes prior to conversion of these notes on May 15, 2014 (impact of 135,000 shares for the nine months ended September 30, 2014) as this impact was entirely offset upon the exercise of the note hedges on May 15, 2014.

(f)	Amounts exclude indirect patient care and administrative costs, as well as Medicare Cap billing limitation.

CONTACT:
Chemed Corporation
David P. Williams, 513-762-6901